Business Acquisitions	12 Months Ended
Dec. 31, 2022
Business Combinations [Abstract]
Business Acquisitions	Business Acquisitions
Acquisition of North Carolina Solar
On Nov. 5, 2021, the Company closed the acquisition of a 100 per cent membership interest in CI-II Mitchell Holding LLC, owner of a 122 MW portfolio of operating solar sites located in North Carolina (collectively, “North Carolina Solar”), for cash consideration of US$99 million (including working capital adjustments) and the assumption of existing tax equity obligations.
In accordance with IFRS 3 Business Combinations, the substance of the transactions described below constituted a business combination for TransAlta. The fair values of the identifiable assets and liabilities of the acquired entity in the business combinations as at the date of acquisition were:

North Carolina Solar Nov. 5, 2021
Assets
Cash and cash equivalents	4
Accounts receivable	4
Property, plant and equipment	146
Right-of-use assets	13
Liabilities
Accounts payable and accrued liabilities	(4)
Lease liabilities	(13)
Tax equity liability	(20)
Deferred taxes	(3)
Decommissioning provisions	(4)
Net assets acquired	123

Cash consideration	120
Working capital consideration	3
Total purchase consideration transferred	123
In 2021, TransAlta Renewables Inc. ("TransAlta Renewables"), a subsidiary of the Company, acquired a 100 per cent economic interest in the North Carolina Solar facility from a wholly owned subsidiary of the Company through a tracking preferred share structure for aggregate consideration of approximately US$102 million.